                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                              --------------------

         Date of Report (Date of earliest event reported): JUNE 27, 2003

                          GREAT LAKES ACQUISITION CORP.
             (Exact name of registrant as specified in its charter)

DELAWARE                         333-59541                   76-0576974
(State or other                  (Commission                 (IRS Employer
jurisdiction of                  File Number)                Identification No.)
incorporation)

551 FIFTH AVENUE, SUITE 3600, NEW YORK, NY                              10176
 (Address of principal executive offices)                             (Zip Code)

Registrant's telephone number, including area code: (212) 370-5770

ITEM 9.   REGULATION FD DISCLOSURE.

On June 27, 2003, Great Lakes Carbon Income Fund (the "Fund") filed a preliminary prospectus for the initial public offering of its units with securities regulators in Canada (the "Fund Prospectus"). The Fund has been created to acquire an indirect ownership interest in Great Lakes Acquisition Corp. (the "Company") and will make monthly distributions of its available cash to the holders of its units.

The Fund expects to use the net proceeds from the initial public offering of its units to acquire an indirect ownership interest in the Company. The Company expects to use the proceeds from the sale of such ownership interest in the Company to repay existing indebtedness of the Company and its subsidiary, Great Lakes Carbon Corporation ("GLC") under the current credit facility of the Company and GLC and certain senior subordinated notes of GLC. Specifically, GLC intends to commence a tender offer to repurchase its outstanding 10 1/4% Senior Subordinated Notes. The tender offer will be conditioned upon the completion of the units offering by the Fund and the receipt by the Company of sufficient funds from the sale of an indirect ownership interest in the Company to the Fund. The closing of the public offering of units is subject to regulatory approval.

The Fund Prospectus is provided as an exhibit to this Current Report on Form 8-K due to the inclusion of certain information provided within the document. Specifically, the Fund Prospectus indicates that the Company achieved an EBITDA level of $67,086,000 for the twelve month period ending March 31, 2003. The term EBITDA as referred to throughout the Fund Prospectus is specifically defined within the glossary of the Fund Prospectus. The Company did not include an EBITDA calculation for the twelve month period ending March 31, 2003 in its most recent Quarterly Report on Form 10-Q.

The units of the Fund have not been registered under the United States Securities Act of 1933 and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

EXHIBIT
 NUMBER        DESCRIPTION
-------        -----------
  99.1         Preliminary Prospectus of Great Lakes Carbon Income Fund,
               dated June 26, 2003.


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

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       GREAT LAKES ACQUISITION CORP.
                                       (Registrant)

Date: June 30, 2003                    /S/ JAMES D. MCKENZIE
                                       -----------------------------------------
                                           James D. McKenzie,
                                           President and Chief Executive Officer

                                 EXHIBIT INDEX

EXHIBIT
 NUMBER        DESCRIPTION
-------        -----------
  99.1         Preliminary Prospectus of Great Lakes Carbon Income Fund,
               dated June 26, 2003.


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